Supplement dated August 28, 2015 to the
Currently Effective Prospectus of
Advanced Series Trust, The Prudential Series Fund, and Prudential’s Gibraltar Fund, Inc.

This supplement should be read in conjunction with your Prospectus and should be retained for future reference.

The Manager was notified of a problem with the Portfolio's external third-party accounting agent’s system on Monday, August 24, 2015. Due to this system problem, the net asset values (NAVs) for certain Portfolios may reflect Portfolio pricing and holdings as of a prior date and/or may not have been reported accurately. Once accurate prices are received and verified from the Portfolios' third-party accounting agent all account balances and transactions will be updated as necessary.

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